r77d.txt




PIMCO Variable Insurance Trust

Supplement Dated September 27, 2012 to the
Administrative Class Prospectus, Institutional Class Prospectus and Advisor Class and Class M Prospectus (each dated April 30, 2012) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to PIMCO All Asset Portfolio

Effective immediately, the first sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO All Asset
Portfolio's Portfolio Summary in each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio invests under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, "Underlying PIMCO Funds").

In addition, effective immediately, the following disclosure is added after the third sentence of the second paragraph of the "Performance Information" section of the PIMCO All Asset Portfolio's Portfolio Summary in each
Prospectus:

The index reflects non-seasonally adjusted returns. As of November 1, 2012, the Portfolio's secondary benchmark index is the same CPI + 500 Basis Points benchmark as described, but with seasonally adjusted returns.

Disclosure Related to PIMCO All Asset All Authority Portfolio

Effective immediately, the first sentence of the first paragraph of the "Principal Investment Strategies" section of the PIMCO All Asset All Authority Portfolio's Portfolio Summary in the Administrative Class Prospectus and Advisor Class and Class M Prospectus is deleted in its entirety and replaced with the following:

The Portfolio invests under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, "Underlying PIMCO Funds").


Investors Should Retain This Supplement For Future Reference

PIMCO Variable Insurance Trust

Supplement Dated September 27, 2012 to the
PIMCO All Asset Portfolio Administrative Class Prospectus; PIMCO All Asset Portfolio AdvisorClass Prospectus; PIMCO All Asset Portfolio Institutional Class Prospectus; and PIMCO All AssetPortfolio Class M Prospectus (each dated April 30, 2012) (each a "Prospectus"), each assupplemented from time to time

Effective immediately, the first sentence of the first paragraph of the "Principal Investment Strategies" section in the Portfolio Summary in each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio invests under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, "Underlying PIMCO Funds").

In addition, effective immediately, the following disclosure is added after the third sentence of the second paragraph of the "Performance Information"
section in the Portfolio Summary in each Prospectus:

The index reflects non-seasonally adjusted returns. As of November 1, 2012, the Portfolio's secondary benchmark index is the same CPI + 500 Basis Points benchmark as described, but with seasonally adjusted returns.


Investors Should Retain This Supplement For Future Reference

PIMCO Variable Insurance Trust

Supplement Dated September 27, 2012 to the
PIMCO All Asset All Authority Portfolio Administrative Class Prospectus; PIMCO All Asset AllAuthority Portfolio Advisor Class Prospectus; and PIMCO All Asset All Authority PortfolioClass M Prospectus (each dated April 30,
2012) (each a "Prospectus"), each as supplementedfrom time to time

Effective immediately, the first sentence of the first paragraph of the "Principal Investment Strategies" section in the Portfolio Summary in each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio invests under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, "Underlying PIMCO Funds").


Investors Should Retain This Supplement For Future Reference

PIMCO Variable Insurance Trust

Supplement Dated July 16, 2012 to the
Administrative Class Prospectus, Advisor Class and Class M Prospectus and Institutional Class Prospectus (each dated April 30, 2012) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to the PIMCO Foreign Bond Portfolio (Unhedged)

Effective immediately, the fifth sentence of the second paragraph of the Portfolio's "Portfolio Summary-Principal Investment Strategies" section in each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-backed securities rated below B).

Disclosure Related to the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Effective immediately, the sixth sentence of the second paragraph of the Portfolio's "Portfolio Summary-Principal Investment Strategies" section in the Administrative Class Prospectus and the Institutional Class Prospectus is deleted in its entirety and replaced with the following:

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-backed securities rated below B).

Disclosure Related to the PIMCO Global Bond Portfolio (Unhedged)

Effective immediately, the seventh sentence of the second paragraph of the Portfolio's "Portfolio Summary-Principal Investment Strategies" section in each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-backed securities rated below B).

Disclosure Related to the PIMCO Total Return Portfolio

Effective immediately, the first sentence of the second paragraph of the Portfolio's "Portfolio Summary-Principal Investment Strategies" section in each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-backed securities rated below B).


Investors Should Retain This Supplement for Future Reference

PIMCO Variable Insurance Trust

Supplement Dated July 16, 2012 to the
PIMCO Foreign Bond Portfolio (Unhedged) Administrative Class Prospectus, PIMCO Foreign Bond Portfolio (Unhedged) Advisor Class Prospectus and PIMCO Foreign Bond Portfolio (Unhedged) Institutional Class Prospectus (each dated April 30, 2012)(each a "Prospectus"), each as supplemented from time to time

Effective immediately, the fifth sentence of the second paragraph of the Portfolio's "Portfolio Summary-Principal Investment Strategies" section in each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-backed securities rated below B).


Investors Should Retain This Supplement for Future Reference

PIMCO Variable Insurance Trust

Supplement Dated July 16, 2012 to the
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class Prospectus and PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)
Institutional Class Prospectus (each dated April 30, 2012) (each a "Prospectus"), each as supplemented from time to time

Effective immediately, the sixth sentence of the second paragraph of the Portfolio's "Portfolio Summary-Principal Investment Strategies" section in each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-backed securities rated below B).


Investors Should Retain This Supplement for Future Reference

PIMCO Variable Insurance Trust

Supplement Dated July 16, 2012 to the
PIMCO Global Bond Portfolio (Unhedged) Administrative Class Prospectus, PIMCO Global Bond Portfolio (Unhedged) Advisor Class Prospectus and PIMCO Global Bond Portfolio (Unhedged) Institutional Class Prospectus (each dated April 30, 2012)(each a "Prospectus"), each as supplemented from time to time

Effective immediately, the seventh sentence of the second paragraph of the Portfolio's "Portfolio Summary-Principal Investment Strategies"
section in each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-backed securities rated below B).


Investors Should Retain This Supplement for Future Reference

PIMCO Variable Insurance Trust

Supplement Dated July 16, 2012 to the
PIMCO Total Return Portfolio Administrative Class Prospectus, PIMCO Total ReturnPortfolio Advisor Class Prospectus and PIMCO Total Return Portfolio Institutional Class Prospectus (each dated April 30, 2012) (each a "Prospectus"), each as supplemented from time to time

Effective immediately, the first sentence of the second paragraph of the Portfolio's "Portfolio Summary-Principal Investment Strategies" section in each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-backed securities rated below B).


Investors Should Retain This Supplement for Future Reference

PIMCO Variable Insurance Trust

Supplement Dated March 6, 2012 to the
Administrative Class Prospectus, Institutional Class Prospectus and Advisor Class and Class M Prospectus (each dated April 29, 2011) (each a
"Prospectus"), each as supplemented from time to time

Disclosure Related to Investment in Other Investment Companies

Effective immediately, the second paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Investment in Other Investment Companies" section in each Prospectus is deleted in its entirety and replaced with the following:

Each Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.


Investors Should Retain This Supplement For Future Reference

PIMCO Variable Insurance Trust

Supplement Dated March 6, 2012 to the
PIMCO All Asset Portfolio Administrative Class Prospectus (dated April 29,
2011); PIMCO AllAsset Portfolio Advisor Class Prospectus (dated April 29,
2011); PIMCO All Asset PortfolioInstitutional Class Prospectus (dated April 29, 2011); PIMCO All Asset Portfolio Class MProspectus (dated
April 29, 2011); PIMCO Global Multi-Asset Portfolio Administrative Class Prospectus (dated April 29, 2011); PIMCO Global Multi-Asset Portfolio Advisor Class Prospectus(dated April 29, 2011); PIMCO Global Multi-Asset Portfolio Institutional Class Prospectus (datedJanuary 9, 2012); and PIMCO Global Multi-Asset Managed Volatility Portfolio Administrative Class Prospectus (dated February 27, 2012) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Investment in Other Investment Companies

Effective immediately, the second paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Investment in Other Investment Companies" section in each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio and each Underlying PIMCO Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.


Investors Should Retain This Supplement For Future Reference

PIMCO Variable Insurance Trust

Supplement Dated March 6, 2012 to the
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class Prospectus; PIMCO CommodityRealReturn Strategy Portfolio Advisor Class Prospectus; PIMCO Emerging Markets Bond Portfolio Administrative Class Prospectus; PIMCO Emerging Markets Bond Portfolio Advisor Class Prospectus; PIMCO Foreign Bond Portfolio (Unhedged) Administrative Class Prospectus; PIMCO Foreign Bond Portfolio (Unhedged) Advisor Class Prospectus;
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class Prospectus; PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class Prospectus; PIMCO Global Advantage Strategy Bond Portfolio Administrative Class Prospectus; PIMCO Global Advantage Strategy Bond Portfolio Institutional Class Prospectus; PIMCO Global Advantage Strategy Bond Portfolio Advisor Class Prospectus; PIMCO Global Bond Portfolio (Unhedged) Administrative Class Prospectus; PIMCO Global Bond Portfolio (Unhedged) Institutional Class Prospectus; PIMCO Global Bond Portfolio (Unhedged) Advisor Class Prospectus; PIMCO High Yield Portfolio Administrative Class Prospectus; PIMCO High Yield Portfolio Institutional Class Prospectus; PIMCO High Yield Portfolio Advisor Class Prospectus; PIMCO Long-Term U.S. Government Portfolio Administrative Class Prospectus; PIMCO Long-Term U.S. Government Portfolio Institutional Class Prospectus; PIMCO Long-Term U.S. Government Portfolio Advisor Class Prospectus;
PIMCO Low Duration Portfolio Administrative Class Prospectus; PIMCO Low Duration Portfolio Institutional Class Prospectus; PIMCO Low Duration Portfolio Advisor Class Prospectus; PIMCO Money Market Portfolio Administrative Class Prospectus; PIMCO Money Market Portfolio Institutional Class Prospectus; PIMCO Real Return Portfolio Administrative Class Prospectus; PIMCO Real Return Portfolio Institutional Class Prospectus; PIMCO Real Return Portfolio Advisor Class Prospectus; PIMCO Short-Term Portfolio Administrative Class Prospectus; PIMCO Short-Term Portfolio Institutional Class Prospectus; PIMCO Short-Term Portfolio Advisor Class Prospectus; PIMCO Total Return Portfolio Administrative Class Prospectus; PIMCO Total Return Portfolio Institutional Class Prospectus; PIMCO Total Return Portfolio Advisor Class Prospectus; PIMCO Unconstrained Bond Portfolio Administrative Class Prospectus; PIMCO Unconstrained Bond Portfolio Institutional Class Prospectus and PIMCO Unconstrained Bond Portfolio Advisor Class Prospectus, (each dated April 29, 2011) (each a "Prospectus"), each assupplemented from time to time

Disclosure Related to Investment in Other Investment Companies

Effective immediately, the second paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Investment in Other Investment Companies" section in each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.


Investors Should Retain This Supplement For Future Reference

PIMCO Variable Insurance Trust

Supplement Dated March 6, 2012 to the
PIMCO Foreign Bond Portfolio (Unhedged) Institutional Class Prospectus (dated January 9, 2012) (the "Prospectus"), as supplemented from time to time

Disclosure Related to Investment in Other Investment Companies

Effective immediately, the second paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Investment in Other Investment Companies" section in the Prospectus is deleted in its entirety and replaced with the following:

The Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.


Investors Should Retain This Supplement For Future Reference

PIMCO Variable Insurance Trust

Supplement Dated January 17, 2012 to the
Administrative Class Prospectus and Institutional Class Prospectus| (each dated April 29, 2011) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Emerging Market Securities

Effective immediately, the first paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities - Emerging Market Securities" section of each Prospectus is deleted in its entirety and replaced with the following:

Each Portfolio that may invest in foreign (non-U.S.) securities (other than the PIMCO Money Market Portfolio) may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. The PIMCO Short-Term Portfolio may invest up to 5% of its total assets in such securities and instruments, and each other Portfolio is subject to the limitation on investment in emerging market securities noted in the Portfolio's Portfolio Summary. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located,
(ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location,
(ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.


Investors Should Retain This Supplement For Future Reference

PIMCO Variable Insurance Trust

Supplement Dated January 17, 2012 to the
Advisor Class and Class M Prospectus (dated April 29, 2011) (the
"Prospectus"), assupplemented from time to time

Disclosure Related to Emerging Market Securities

Effective immediately, the first paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities - Emerging Market Securities" section of the Prospectus is deleted in its entirety and replaced with the following:

Each Portfolio that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. The PIMCO Short-Term Portfolio may invest up to 5% of its total assets in such securities and instruments, and each other Portfolio is subject to the limitation on investment in emerging market securities noted in the Portfolio's Portfolio Summary. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee,
(iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and
(iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.


Investors Should Retain This Supplement For Future Reference

PIMCO Variable Insurance Trust

Supplement Dated January 17, 2012 to the
PIMCO All Asset Portfolio Administrative Class Prospectus, PIMCO All Asset PortfolioAdvisor Class Prospectus, PIMCO All Asset Portfolio Institutional Class Prospectus andPIMCO All Asset Portfolio Class M Prospectus(each dated April 29, 2011) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Emerging Market Securities

Effective immediately, the first paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities - Emerging Market Securities" section of each Prospectus is deleted in its entirety and replaced with the following:

Certain Underlying PIMCO Funds may invest in securities and instruments that are economically tied to developing (or "emerging market") countries within the limitations, if any, set forth in each Underlying PIMCO Fund's prospectus. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing,
(iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, an Underlying PIMCO Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.


Investors Should Retain This Supplement For Future Reference

PIMCO Variable Insurance Trust

Supplement Dated January 17, 2012 to the
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class Prospectus, PIMCO CommodityRealReturn Strategy Portfolio Advisor Class Prospectus, PIMCO Emerging Markets Bond Portfolio Administrative Class Prospectus, PIMCO Emerging Markets Bond Portfolio Advisor Class Prospectus, PIMCO Foreign Bond Portfolio (Unhedged) Administrative Class Prospectus, PIMCO Foreign Bond Portfolio (Unhedged) Advisor Class Prospectus,
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class Prospectus, PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)
Institutional Class Prospectus, PIMCO Global Advantage Strategy Bond Portfolio Administrative Class Prospectus, PIMCO Global Advantage Strategy Bond Portfolio Institutional Class Prospectus, PIMCO Global Advantage Strategy Bond Portfolio Advisor Class Prospectus, PIMCO Global Bond Portfolio (Unhedged) Administrative Class Prospectus, PIMCO Global Bond Portfolio (Unhedged) Institutional Class Prospectus, PIMCO Global Bond Portfolio (Unhedged) Advisor Class Prospectus, PIMCO Global Multi-Asset Portfolio Administrative Class Prospectus, PIMCO Global Multi-Asset Portfolio Advisor Class Prospectus, PIMCO High Yield Portfolio Administrative Class Prospectus, PIMCO High Yield Portfolio Institutional Class Prospectus, PIMCO High Yield Portfolio Advisor Class Prospectus, PIMCO Real Return Portfolio Administrative Class Prospectus, PIMCO Real Return Portfolio Institutional Class Prospectus, PIMCO Real Return Portfolio Advisor Class Prospectus, PIMCO Total Return Portfolio Administrative Class Prospectus, PIMCO Total Return Portfolio
Institutional Class Prospectus, PIMCO Total Return Portfolio Advisor
Class Prospectus, PIMCO Unconstrained Bond Portfolio Administrative Class Prospectus, PIMCO Unconstrained Bond Portfolio Institutional Class Prospectus and PIMCO Unconstrained Bond Portfolio Advisor Class Prospectus, (each dated April 29, 2011) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Emerging Market Securities

Effective immediately, the first paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities - Emerging Market Securities" section of each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing,
(iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.


Investors Should Retain This Supplement For Future Reference

PIMCO Variable Insurance Trust

Supplement Dated January 17, 2012 to the
PIMCO Low Duration Portfolio Administrative Class Prospectus, PIMCO
Low Duration Portfolio Institutional Class Prospectus and PIMCO Low Duration Portfolio Advisor Class Prospectus, (each dated April 29, 2011) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Emerging Market Securities

Effective immediately, the first paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities - Emerging Market Securities" section of each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and
(iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.


Investors Should Retain This Supplement For Future Reference




PIMCO Variable Insurance Trust

Supplement Dated January 17, 2012 to the
PIMCO Short-Term Portfolio Administrative Class Prospectus,
PIMCO Short-Term Portfolio Institutional Class Prospectus and
PIMCO Short-Term Portfolio Advisor Class Prospectus, (each dated
April 29, 2011) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Emerging Market Securities

Effective immediately, the first paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities - Emerging Market Securities" section of each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio may invest up to 5% of its total assets in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.


Investors Should Retain This Supplement For Future Reference

PIMCO Variable Insurance Trust

Supplement Dated January 17, 2012 to the
PIMCO Foreign Bond Portfolio (Unhedged) Institutional Class Prospectus and PIMCO Global Multi-Asset Portfolio Institutional Class Prospectus, (each dated January 9, 2012) (each a "Prospectus"), each as supplemented from time to time

Disclosure Related to Emerging Market Securities

Effective immediately, the first paragraph of the "Characteristics and Risks of Securities and Investment Techniques - Foreign (Non-U.S.) Securities - Emerging Market Securities" section of each Prospectus is deleted in its entirety and replaced with the following:

The Portfolio may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location,
(ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.


Investors Should Retain This Supplement For Future Reference

PIMCO Variable Insurance Trust

Supplement Dated January 17, 2012 to the
Statement of Additional Information dated April 29, 2011, as supplemented from time to time (the "SAI")

Disclosure Related to Emerging Market Securities

Effective immediately, the fourth paragraph in the "Investment Objectives and Policies - Foreign Securities" section of the SAI is hereby deleted and replaced with the following:

PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance:
(i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, PIMCO identifies countries as emerging markets consistent with the strategic objectives of the particular Portfolio. For example, a Portfolio may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.



Investors Should Retain This Supplement For Future Reference